UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2024

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Agreement.

On June 11, 2024 (the “Closing Date”), Cogent Communications Group, LLC (f/k/a Cogent Communications Group, Inc.) (“Cogent Group”) and Cogent Finance, Inc. (the “Co-Issuer” and, together with Cogent Group, the “Issuers”), two wholly owned subsidiaries of Cogent Communications Holdings, Inc. (the “Company”), completed an offering of $300.0 million aggregate principal amount of 7.000% senior notes due 2027 (the “Notes”) for issuance in a private placement not registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The Notes have the same maturity date and call protection, bear interest at the same rate and otherwise have substantially the same terms as the Issuers’ existing 7.00% senior notes due 2027 (the “Existing Unsecured Notes”); however, the Notes are not fungible (from a trading or tax perspective) with the Existing Unsecured Notes and are a separate series of notes from the Existing Unsecured Notes.

The net proceeds from the offering were approximately $292.3 million after deducting discounts and commissions and estimated offering expenses. Cogent Group expects to use approximately $110 million of the net proceeds from the offering to exercise a contractual option to prepay in full an existing indefeasible right-of-use agreement held by a subsidiary of Cogent Infrastructure, LLC, a Delaware limited liability company (f/k/a Cogent Infrastructure, Inc.), with an aggregate principal amount of approximately $125 million, consisting of 33 remaining monthly recurring payments of $4.2 million, at a 12% discounted rate. Cogent Group expects to use the remainder of the net proceeds for general corporate purposes and/or to make special or recurring dividends to the Company.

The Notes were issued pursuant to, and are governed by, an indenture, dated June 11, 2024 (the “Indenture”), among the Issuers, the Company, the other guarantors named therein and Wilmington Trust, National Association, as trustee. The Notes are jointly and severally guaranteed (the “Guarantees”) on a senior unsecured basis by each of Cogent Group’s existing and future material domestic subsidiaries (other than the Co-Issuer), subject to certain exceptions (collectively, the “Subsidiary Guarantors”), and by the Company (together with the Subsidiary Guarantors, the “Guarantors”). However, the Company is not subject to the covenants under the Indenture. Under certain circumstances, the Guarantors may be released from these Guarantees without the consent of the holders of the Notes.

The Notes and the Guarantees are the Issuers’ and the Guarantors’ senior unsecured obligations. The Notes and the Guarantees are effectively subordinated to all of the Issuers’ and the Guarantors’ existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all indebtedness and other liabilities of subsidiaries that are not Guarantors. Without giving effect to collateral arrangements, the Notes and the Guarantees rank pari passu in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including the Issuers’ 3.500% senior secured notes due 2026 and the Existing Unsecured Notes. The Notes and the Guarantees rank contractually senior in right of payment to all of the Issuers’ and the Guarantors’ subordinated indebtedness and are structurally subordinated to any existing and future indebtedness and other liabilities of the Issuers’ non-guarantor subsidiaries.

The Notes bear interest at a rate of 7.000% per annum. Interest began to accrue on the Notes on June 11, 2024 and will be paid semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2024, to the persons who are registered holders of the Notes at the close of business on the June 1 or December 1 immediately preceding the applicable interest payment date. Unless earlier redeemed or repurchased, the Notes will mature on June 15, 2027.

The Issuers may redeem some or all of the Notes at any time prior to June 15, 2024 at a price equal to 100% of the principal amount of the Notes, plus a “make-whole” premium as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The Issuers may also redeem up to 40% of the principal amount of the Notes using proceeds of certain equity offerings completed prior to June 15, 2024 at a redemption price equal to 107%, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, subject to certain exceptions. Thereafter, the Issuers may redeem the Notes, in whole or in part, at a redemption price ranging from 103.5% of the aggregate principal amount of the Notes redeemed to par (depending on the year), in each case, as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

If Cogent Group undergoes specific kinds of change in control accompanied by certain ratings events, the Issuers will be required to offer to repurchase the Notes from holders at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. Additionally, if Cogent Group or any of its restricted subsidiaries sells assets and does not apply the proceeds from such sale in a certain manner or certain other events have not occurred, under certain circumstances, the Issuers will be required to use the net proceeds to make an offer to purchase the Notes at an offer price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

In connection with any offer to purchase all or any of the Notes (including a change of control offer, asset sale offer or any tender offer), if holders of no less than 90% of the aggregate principal amount of the outstanding Notes validly tender their Notes, the Issuers or a third party is entitled to redeem any remaining Notes at the price paid to each holder.

The Indenture includes covenants that restrict Cogent Group and its restricted subsidiaries’ (including the Co-Issuer’s) ability to, among other things:

•	incur indebtedness;

•	issue certain preferred stock or similar equity securities;

•	pay dividends or make other distributions in respect of, or repurchase or redeem, capital stock;

•	make certain investments and other restricted payments, such as prepayment, redemption or repurchase of certain indebtedness;

•	create liens;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the properties and assets of Cogent Group and its restricted subsidiaries taken as a whole;

•	incur restrictions on the ability of a subsidiary to pay dividends or make other payments; and

•	enter into transactions with affiliates.

However, the covenants provide for certain exceptions to these restrictions, and the Company is not subject to the covenants under the Indenture. Certain covenants will cease to apply to the Notes if, and for so long as, the Notes have investment grade ratings from any two of Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings and so long as no default or event of default under the Indenture has occurred and is continuing. Upon suspension of the covenants, the Guarantees will be released until such time as the covenants are no longer suspended.

The principal amount of the Notes would become immediately due and payable upon the occurrence of certain bankruptcy or insolvency events involving Cogent Group, the Co-Issuer or certain of Cogent Group’s subsidiaries, and may be declared immediately due and payable by the trustee or the holders of at least 25% of the aggregate principal amount of the then-outstanding Notes upon the occurrence of certain events of default under the Indenture. Events of default include the following with respect to the Issuers and Cogent Group’s significant subsidiaries: (i) failure to pay principal, premium or interest at required times; (ii) failure to comply with any other agreements in the Indenture; (iii) default on certain material indebtedness that is caused by a failure to make a payment within any applicable grace period when due at maturity or results in the acceleration of such indebtedness prior to its express maturity; (iv) failure to pay certain material judgments; (v) a Guarantee being held unenforceable or invalid or ceasing for any reason to be in full force and effect or a Guarantor denying or disaffirming its obligations under its Guarantee; and (vi) certain events of bankruptcy or insolvency.

Copies of the Indenture and the form of Note (included in the Indenture) are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively. The foregoing description does not purport to be complete, the descriptions of the Indenture and the Notes in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Indenture and the Notes, respectively, which are incorporated by reference herein.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this Current Report are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, risks related to the use of proceeds from the offering of the Notes; the impact of the Company’s acquisition of the U.S. long-haul fiber network (including the non-U.S. extensions thereof) of Sprint Communications LLC and its subsidiaries (the “Wireline Business”), including difficulties integrating the Company’s business with the acquired Wireline Business, which may result in the combined company not operating as effectively or efficiently as expected; transition services required to support the acquired Wireline Business and the related costs continuing for a longer period than expected; transition related costs associated with the acquisition; the COVID-19 pandemic and the related government policies; future economic instability in the global economy, including the risk of economic recession, recent bank failure and liquidity concerns at certain other banks or a contraction of the capital markets, which could affect spending on Internet services and the Company’s ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of the Company’s non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the US Universal Service Fund on the basis of the Company’s Internet revenue; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection, cyber-attacks or security breaches of the Company’s network; increasing competition leading to lower prices for the Company’s services; the Company’s ability to attract new customers and to increase and maintain the volume of traffic on the Company’s network; the ability to maintain the Company’s Internet peering arrangements and right-of-way agreements on favorable terms; the Company’s reliance on a few equipment vendors, and the potential for hardware or software problems associated with such equipment; the dependence of the Company’s network on the quality and dependability of third-party fiber and right-of-way providers; the Company’s ability to retain certain customers that comprise a significant portion of the Company’s revenue base; the management of network failures and/or disruptions; the Company’s ability to make payments on the Company’s indebtedness as they become due; outcomes in litigation; and risks associated with variable interest rates under the Company’s interest rate swap agreement, as well as other risks discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report or in other public disclosures at any time.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit
Number	Description

4.1	Indenture, dated as of June 11, 2024, among Cogent Communications Group, LLC, Cogent Finance, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Form of 7.000% Senior Note due 2027 (included as Exhibit A to Exhibit 4.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2024

Cogent Communications Holdings, Inc.

By:	/s/ David Schaeffer
	Name:	David Schaeffer
	Title:	President and Chief Executive Officer